Exhibit 10.10


                                ZYTEC CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois

Firstar Bank of Minnesota,
    National Association
Bloomington, Minnesota

Ladies and Gentlemen:

    Reference is hereby made to that certain Credit Agreement dated as of May 30, 1996, as amended through the Second Amendment thereto dated as of August 8, 1996 (as so amended, the "CREDIT AGREEMENT") among the undersigned, Zytec Corporation, a Minnesota corporation (the "COMPANY"), you (the "LENDERS") and Harris Trust and Savings Bank, as agent for the Lenders (the "AGENT"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

    The Company has requested that the Lenders amend certain Sections of the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

    1.  AMENDMENTS.

    Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

        1.1. Section 4.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order:

                "PURCHASE AGREEMENT" means the Note and Warrant Purchase
            Agreement dated as of December 23, 1996 between BMO Nesbitt Burns Capital (U.S.), Inc. and the Company.

                "SUBORDINATED DEBT" means the $12,000,000 of the subordinated debt of the Company issued pursuant to the Purchase Agreement.

        1.2 Section 7.15 of the Credit Agreement is hereby amended by (A) deleting the "." appearing at the end thereof and inserting in its place "; and", and (B) inserting immediately thereafter new subsection (e) as follows: deleting subsection (e) thereof and inserting in its place the following:

                (e) obligations of the Company to BMO Nesbitt Burns Capital
            (U.S.), Inc. pursuant to the Purchase Agreement in an aggregate principal amount outstanding not to exceed $12,000,000 (as reduced by any repayments of principal thereof).

        1.3 Section 7.17 of the Credit Agreement is hereby amended by (A) deleting the "." appearing at the end thereof and inserting in its place "; and" and (B) inserting immediately thereafter new subsection (f) as follows:

                (f) investments which in the aggregate do not exceed $3,000,000 in any Subsidiary existing on the date hereof.

        1.4 New Sections 7.29, 7.30 and 7.31 are hereby added to the Credit Agreement immediately after Section 7.28 as follows:

                     SECTION 7.29. SENIOR DEBT. The Company shall not at any time permit the ratio of (i) Indebtedness for Borrowed Money of the Company and its Subsidiaries that is senior to the Subordinated Debt to
         (ii) Net Worth (as calculated without the inclusion of the Subordinated Debt or the obligations of Zytec GmbH) to be more than 0.8 to 1.0.

                     SECTION 7.30. LIMITATIONS ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF SUBORDINATED DEBT. The Company will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice for) any principal payment or prepayment on or redemption or acquisition for value of any Subordinated Debt, (ii) amend or modify, or permit the amendment or modification of, any provision of any Subordinated Debt or
         (iii) set-off any amounts against the Subordinated Debt.

                     SECTION 7.31. UNCOMMITTED LEASE OBLIGATIONS. The Company
         (a) will not, nor will it permit any Subsidiary to, incur, assume, create or have outstanding obligations or liabilities (whether accrued, absolute, contingent or otherwise) for leases of real or personal property that are not committed to use in connection with customer contracts (the "Uncommitted Lease Obligations"), other than Uncommitted Lease Obligations for which the annual lease payments will not at any time exceed $5,000,000 and (b) use its best efforts to reduce its Uncommitted Lease Obligations by entering into (i) customer contracts which require that the customer assume the Company's Uncommitted Lease Obligations in connection with work performed by the Company and (ii) long-term customer contracts for work performed using the leased real and personal property related to the Uncommitted Lease Obligations.

    2.  CONDITIONS PRECEDENT.

    The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                (a) The Company and each of the Lenders shall have executed this
                    Amendment.

                (b) The Agent shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Lenders.

    3.  WAIVER.

The Company has requested that the Lenders waive compliance with Section 7.28 of the Credit Agreement whereby the Company promises that within 90 days of May 30, 1996 it will request that the Agent deliver to the beneficiary of the Existing Letter of Credit a Letter of Credit to replace the Existing Letter of Credit and deliver to Firstar the Existing Letter of Credit marked "cancelled". The Lenders hereby waive the Company's compliance with Section 7.28 of the Credit Agreement provided that the Company complies with the provisions of Section 7.28 no later than February 1, 1997.

    4.  REPRESENTATIONS.

    In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

    5.  MISCELLANEOUS.

    (a) Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    (b) The Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the Internal laws of the State of Illinois.

    Upon acceptance hereof by the Agent and the Lenders in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

    Dated as of this 23rd day of December, 1996.

                                      ZYTEC CORPORATION

                                      By          /s/ John B. Rogers
                                         ---------------------------------------
                                          Its Vice President Finance & Treasurer
                                              ----------------------------------


    Accepted and agreed to as of the day and year last above written.

                                      HARRIS TRUST AND SAVINGS BANK
                                         individually and as Agent

                                      By         /s/ Catherine C. Ciolek
                                         ---------------------------------------
                                          Its        Vice President
                                              ----------------------------------


                                      FIRSTAR BANK OF MINNESOTA, NATIONAL
                                            ASSOCIATION

                                      By        /s/ Karen S. Paris
                                         ---------------------------------------
                                          Its      Vice President
                                              ----------------------------------